EXHIBIT 99.2-PRO-FORMA FINANCIAL INFORMATION
                   (IN THOUSANDS, EXCEPT SHARE DATA)

 TWELVE MONTH ENDED TRANSIT     CAROLINA  SERVICE   CAPITOL    CARROLL  RAINBOW              CERTIFIED    KJ            UNAUDITED
 DECEMBER 31, 1997  GROUP,INC.  PACIFIC   EXPRESS   WAREHOUSE  FULMER   TRUCKING   TRM,INC.  TRANSPORT   TRANS    ADJ.  PRO FORMA
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  (897)(b)
REVENUES            34,011      6,690      2,860     12,127     42,817   14,294      5,958    21,095   69,663    1,500 (c)  210,118
                    ---------------------------------------------------------------------------------------------------- ----------

SALARIES & WAGES     7,665      2,510        899      3,547      5,730    3,937      2,410     4,191   12,591     (250)(e)   43,230
                                                                                                                 1,545 (c)
OPERATING EXPENSES  22,115      3,747      1,273      5,730     34,401    8,337      2,368    12,905   50,511     (186)(b)  142,746
DEPRECIATION
 & AMORTIZATION      1,339        362        306      1,537        447      254        760     1,688    2,997     (640)(c)    9,050
  GOODWILL ADJ.        271          -          -          -          -        -          -         -               782 (d)    1,053
GENERAL
 & ADMINISTRATIVE    1,243         54        175         94      1,311      810         99       782    1,156        -        5,724
                                                                                                                  (184)(c)
INTEREST EXPENSE     1,045        155         54        680        537      153        275       409    1,346    1,325 (d)    5,795
                    ---------------------------------------------------------------------------------------------------- ----------

TOTAL EXPENSES      33,678      6,828      2,707     11,588     42,426   13,491      5,912    19,975   68,601    2,392      207,598
                    ---------------------------------------------------------------------------------------------------- ----------

INCOME (LOSS) FROM     333       (138)       153        539        391      803        46      1,120    1,062   (1,789)       2,520
 CONT. OPERATIONS BEFORE
 INCOME TAXES

INCOME TAXES ATTR.      71        (55)        61        217        156      321        18        448      440   (1,412)(f)      265
 TO CONT. OPERATIONS
                    ---------------------------------------------------------------------------------------------------- ----------

INCOME (LOSS) FROM     262        (83)        92        322        235      482        28        672      622     (377)       2,255
 CONT. OPERATIONS
                    ==================================================================================================== ==========


                    11,094,207                           WEIGHTED AVERAGE NO OF SHARES-BASIC                             18,778,967
                    ==========                                                                                           ==========

                    11,094,207                           WEIGHTED AVERAGE NO OF SHARES-DILUTED                           19,997,189
                    ==========                                                                                           ==========

                           .02                           EARNINGS PER SHARE-BASIC                                              0.12
                    ==========                                                                                           ==========

                           .02                           EARNINGS PER SHARE-DILUTED                                            0.11
                    ==========                                                                                           ==========

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

     (a) ON JUNE 17,1998 TRANSIT GROUP, INC. (THE "COMPANY") COMPLETED THE ACQUISITION OF KJ TRANSPORTATION, INC. ("KJ") THE COMPANY HAD COMPLETED SEVEN ACQUISITIONS PRIOR TO THE ACQUISITION OF KJ. A RECAP OF THE COMPANY'S ACQUISITIONS IS AS FOLLOWS:

                                           DATE           CASH        PERIODS         SHARES
          COMPANY                        ACQUIRED       PAID(MIL)     PRESENTED       ISSUED
          -------                        --------       ---------     ---------       ------

          KJ TRANSPORTATION, INC.       JUNE 17, 1998     $3.5     1/1/97-12/31/97    878,688
          CERTIFIED TRANSPORT, INC.       MAY 5, 1998     $1.5     1/1197-12/31/97  1,072,000
          TRM, INC.                  JANUARY 31, 1998     $0.2     1/1/97-12/31/97    366,000
          RAINBOW TRUCKING, INC.    DECEMBER 30, 1997        -     1/1/97-12/31/97    679,000
          CARROLL FULMER, INC.        AUGUST 29, 1997        -     1/1/97-8/28/97   4,167,000
          SERVICE EXPRESS, INC.       AUGUST 15, 1997        -     1/1/97-8/14/97     903,000
          CAPITOL WAREHOUSE, INC.     AUGUST 15, 1997        -     1/1/97-8/14/97     641,000
          CAROLINA PACIFIC
           DISTRIBUTORS, INC.           JULY 11, 1997     $3.7     1/1/97-7/10/97   1,733,000

         THE PRO FORMA FINANCIAL INFORMATION IS INTENDED TO REFLECT THE COMBINED FINANCIAL POSITION AND RESULTS OF OPERATIONS AS OF EACH OF THE PERIODS PRESENTED AND IS NOT NECESSARILY INDICATIVE OF FUTURE COMBINED FINANCIAL POSITION OR RESULTS OF OPERATIONS.
     (b) TO ELIMINATE INTERCOMPANY TRANSACTIONS.
     (c) TO REFLECT ADDITIONAL INTEREST AND DEPRECIATION EXPENSE INCURRED IN CONNECTION WITHTHE PURCHASE BY THE COMPANY OF CERTAIN ADDITIONAL PRODUCTIVE ASSETS FROM AN AFFILIATE OF CAROLINA PACIFIC DISTRIBUTORS, INC. AND THE ASSUMPTION OF RELATED BORROWINGS, AND THE CAPITAL LEASE BY THE COMPANY OF ADDITIONAL PRODUCTIVE ASSETS FROM AFFILIATES OF CARROLL FULMER, INC.
     (d) TO REFLECT ADDITIONAL INTEREST EXPENSE AS A RESULT OF FINANCING CASH PAID AT CLOSING, THE ISSUANCE OF SHARES AT FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK TO THE SHAREHOLDERS OF THE ACQUIRED
         COMPANIES AND EXPENSES ASSOCIATED WITH THE ACQUISITIONS. IN CONNECTION WITH THE ACQUISITIONS, GOODWILL OF APPROXIMATELY $42.0 MILLION WAS RECORDED. SUCH GOODWILL WILL BE AMORTIZED OVER A 40-YEAR PERIOD.
     (e) TO REFLECT CERTAIN ADJUSTMENTS TO SALARIES AND EMPLOYEE BENEFITS RESULTING FROM THE ACQUISITION OF CAROLINA PACIFIC DISTRIBUTORS, INC.
     (f) TO REFLECT UTILIZATION OF NET OPERATING LOSS CARRYFORWARD.

EXHIBIT 99.2-PRO-FORMA FINANCIAL INFORMATION
                   (IN THOUSANDS, EXCEPT SHARE DATA)

                                     (A)               (B)              (C)              (D)
 SIX MONTHS ENDED                  TRANSIT          CERTIFIED           KJ            PRO FORMA      UNAUDITED
 JUNE 30, 1998                    GROUP,INC.        TRANSPORT      TRANSPORTATION    ADJUSTMENTS     PRO FORMA
------------------------------------------------------------------------------------------------------------------
REVENUES                             61,839            6,656           33,834            (196) (a)     102,133
                              ------------------------------------------------------------------------------------

SALARIES & WAGES                     13,580            1,462            6,149             -             21,191
OPERATING EXPENSES                   39,616            4,087           25,617                           69,320
DEPRECIATION & AMORTIZATION           2,992              322            1,131            (640)  (b)       3,862
  GOODWILL ADJUSTMENT                                                                      57   (c)
GENERAL & ADMINISTRATIVE              1,765              190              219                            2,174
INTEREST EXPENSE                      1,671              180              634              31  (d)       2,516
                              -----------------------------------------------------------------------------------

TOTAL EXPENSES                       59,624            6,241           33,750            (552)          99,063
                              -----------------------------------------------------------------------------------


PRE-TAX INCOME                        2,215              415               84             356            3,070

INCOME TAXES                            209               84               31              12  (e)         336
                              ----------------------------------------------------------------------------------

NET INCOME                            2,006              331               53             344            2,734
                              ==================================================================================


WEIGHTED AVERAGE NO OF SHARES-BASIC                                                                 22,881,021
                                                                                                 ===============

WEIGHTED AVERAGE NO OF SHARES-DILUTED                                                               24,270,509
                                                                                                 ===============

EARNINGS PER SHARE-BASIC                                                                                  0.12
                                                                                                 ===============

EARNINGS PER SHARE-DILUTED                                                                                0.11
                                                                                                 ===============

     (A) CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998 FOR TRANSIT GROUP, INC.

     (B) STATEMENT OF OPERATIONS FOR THE FOUR MONTHS ENDED APRIL 30, 1998 FOR CERTIFIED TRANPORT, INC. ("CTI") WHICH WAS ACQUIRED BY TRANSIT GROUP ON MAY 5, 1998.

     (C) STATEMENT OF OPERATIONS FOR THE FIVE AND ONE HALF MONTHS ENDED JUNE 15, 1998 FOR KJ TRANSPORTATION, INC. ("KJ") WHICH WAS ACQUIRED BY TRANSIT GROUP ON JUNE 16, 1998.

     (D) PRO FORMA ADJUSTMENTS

     (a) TO ADJUST FOR GAIN ON SALE OF REVENUE EQUIPMENT REALIZED BY
         CTI AND KJ.
     (b) TO REFLECT IMPACT OF BASIS STEP UP ON FIXED ASSETS AND ADJUSTMENT OF USEFUL LIVES OF EQUIPMENT TO COMPLY WITH COMPANY POLICY.
     (c) TO REFLECT AMORTIZATION OF GOODWILL
     (d) TO REFLECT INTEREST EXPENSE ASSOCIATED WITH NEW BORROWINGS
         INCURRED IN CONNECTION WITH THE ACQUISITION OF CTI and KJ AT AN AVERAGE INTEREST RATE OF 8.20%.
     (e) TO REFLECT INCOME TAX EFFECT OF PROFORMA ADJUSTMENTS.